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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               F O R M  8 - K / A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                  May 14, 1996
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                                (Date of Report)



                           National City Corporation
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                             1-10074                    34-1111088
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(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation                File Number)           Identification No.)


    1900 East Ninth Street, Cleveland, Ohio                               44114
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(Address of Principal Executive Offices)                             (Zip Code)


                                  216-575-2000
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              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.
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         Reference is made to the Registration Statement (the "Registration
Statement") on Form S-4 (No. 333-01697) filed with the Securities and Exchange Commission by National City Corporation ("National City"), relative to the merger of Integra Financial Corporation ("Integra") with and into National City (the "Merger"). The Registration Statement contains information regarding the Merger which is the subject matter of this Current Report and which constitutes "previously reported" information as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act").

        The Agreement and Plan of Reorganization dated as of August 27, 1995 by and between National City and Integra (the "Agreement") providing for the Merger on the terms described in the Registration Statement, was approved by the shareholders of Integra on April 24, 1996 and by the stockholders of National City on April 22, 1996. On May 3, 1996, the Merger became effective, all requisite approvals of regulatory authorities having been received.

         Upon the effectiveness of the Merger, pursuant to the Agreement, each share of Common Stock, without par value, of Integra ("Integra Common"), was converted into 2.00 shares of Common Stock, par value $4.00 per share, of National City ("National City Common") in accordance with the Agreement. As a result of the Merger and pursuant to the Agreement, approximately 66,572,302 shares of National City Common were issued.

         Substantially all of the real estate, buildings, equipment and other physical property owned by Integra and its subsidiaries at the time of the effectiveness of the Merger were used in the general commercial banking business conducted by Integra and its subsidiaries. National City intends to continue to use such real estate, buildings, equipment and other physical property in such businesses conducted by the combined companies following the Merger, and National City has no present plans to devote any material amount of such assets to other purposes.

Item 5.  Other Events
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        On May 3, 1996, National City issued a Press Release announcing that the Registrant has completed its acquisition of Integra Financial Corporation. The merger of National City and Integra creates a $50 billion diversified financial services company with primary operations in Ohio, Indiana, Kentucky and western Pennsylvania.

        With completion of the acquisition, four members of Integra's board of directors join National City's board. The size of National City's board increases to 19 members. The new board members are:

James S. Broadhurst, chairman and chief executive officer, Eat'n Park
Restaurants;

Robert A. Paul, president and chief executive officer, Ampco-Pittsburgh Corporation;

William F. Roemer, chairman, National City Bank of Pennsylvania; and

Michael A. Schuler, chairman, president and chief executive officer, Zippo Manufacturing Company.

A copy of the May 3rd, 1996 Press Release noting this action is filed as Exhibit
99.1 to this Current Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a)     Financial Statements of business acquired:
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                The following audited financial statements of Integra  are hereby incorporated by reference to Integra's Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Commission pursuant to the Exchange Act:


         Report of Independent Accountants
         Consolidated Balance Sheets, December 31, 1995 and 1994
         Consolidated Statements of Income, Years Ended December 31, 1995, 1994
          and 1993
         Consolidated Statements of Cash Flows, Years Ended December 31, 1995,
          1994 and 1993
         Consolidated Statements of Changes in Shareholders' Equity, Years ended
          December 31, 1995, 1994 and 1993
         Notes to Consolidated Financial Statements

         b)     Pro forma financial information:
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         The following unaudited pro forma combined consolidated financial information of National City and Integra are hereby incorporated by reference to the Registration Statement on Form S-4, Registration No. 333-01697:


         Pro Forma Combined Consolidated Balance Sheet, December 31, 1995 Pro Forma Combined Consolidated Statements of Income, years ended
          December 31, 1995, 1994 and 1993
         Notes to Pro Forma Combined Consolidated Financial Information

         c)     Exhibits:
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                2.1     Agreement and Plan of Merger dated as of August 27, 1995
                        by and between National City Corporation and Integra Financial Corporation (filed as Exhibit 2.1 to Form 8-K dated August 30, 1995 and incorporated herein by reference).

                4.1 The description of National City common stock set forth in the Restated Certificate of Incorporation of National City, as amended (filed as Exhibit 3.1 to Registration Statement No. 33-49823 and incorporated herein by reference).

               23.1 Consent of Coopers & Lybrand LLP, Independent Accountants for Integra

               99.1 Press Release dated May 3, 1996 incorporated herein by reference.


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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934,
National City has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 1996      By /s/ Thomas A. Richlovsky
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                               Senior Vice President and Treasurer


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